Exhibit 10.28

                       SECURED CONVERTIBLE PROMISSORY NOTE

         THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION THEREUNDER OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

No.      N-                                                Up to US $ 2,500,000
         ---------------                                         --------------

                           BIO-KEY INTERNATIONAL, INC.

                                      NOTE


         FOR VALUE RECEIVED, BIO-KEY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), promises to pay to THE SHAAR FUND LTD., the registered holder hereof (the "Holder"), the principal sum of Two Million Five Hundred Thousand and 00/100 ($2,500,000) Dollars, or such lesser amount as may have been advanced from time to time after the date hereof under that certain Note Purchase Agreement dated January 27, 2003, as amended October __, 2003, by and between the Company and Investor (the "Agreement"), and to pay interest in arrears at the rate of 7% per annum on the outstanding principal balance due hereunder. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for on a 360 day basis. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note, less any amounts required by law to be deducted, to the registered holder of this Note to such date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

         Principal and interest hereunder shall be payable in a single payment on October 31, 2004.

         This Note is subject to the following additional provisions:

         1. (a) Intentionally omitted.

             (b) This Note is being issued pursuant to the Terms of the Agreement. Terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

             (c) The obligation of the Company for payment of principal, interest and all other sums hereunder is secured by Security Interest Provisions between the Company and the Holder as set forth in the Annex to that certain Secured Note of the Company dated November 26, 2001 issued to Holder in the principal amount of $4,092,920 with the same force and effect as if annexed hereto and the Company shall execute such documents and certificates as may be necessary in respect thereof. The Company covenants that since November 26, 2001 it has not granted any security interest in any assets or collateral to any person or entity..

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

         3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         4. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

         5. A. In the event that, on or before June 30, 2004 (the "Financing Date"), the Company completes a private placement of equity securities of the Company (the "Current Financing Securities") for an aggregate sale price of at least $5,000,000 (the

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

"Transaction"), upon the closing of the Transaction, some or all of the principal of, or the interest due on, the Note, or both, shall, at the option of the Holder, either (i) be converted into shares of Current Financing Securities at a conversion price equal to the price per share at which the Current Financing Securities are issued (such price subject to adjustment for stock splits, stock dividends and the like), and on the additional terms and conditions applicable generally to the Transaction, or (ii) immediately be paid in cash.

                  B. In lieu thereof, the Investor may, at its option and discretion, at any time and from time to time, elect to convert some or all of the then outstanding principal and interest of the Note into either (a) Common Stock of the Company at a conversion price of $.75 per share (subject to adjustment set forth below) (the "Common Conversion Price") or (b) shares of the Company's Series B 9% Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), at a conversion price (the "Preferred Conversion Price" and together with the Common Conversion Price, the "Conversion Prices ") of $100.00 per share (subject to adjustment set forth below) by telecopying to the Company an executed and completed Notice of Conversion in the form attached hereto as Exhibit A. Conversion shall be deemed to have been effected at on the date the Notice of Conversion is telecopied and received by the Company and at such time the rights of the Holder under this Note shall cease to the extent of such conversion.

                  C. (i) Notwithstanding any other provision hereof to the contrary, the Company shall have the right to prepay, in whole or in part, the then outstanding principal amount of the Note then held by the Holder for an amount (the "Redemption Amount") equal to the sum of (a) the principal due under the Note and (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date"), The Company shall give at least fifteen (15) business days, but not more than twenty
(20) business days, written notice of such redemption to the Holder (the "Notice of Redemption").

                     (ii) With respect to any principal amount and interest for which a Notice of Conversion is submitted to the Company prior to the Redemption Payment Date, the Notice of Conversion shall take precedence and such principal amount and interest shall be converted in accordance with the terms hereof. Furthermore, in the event such Redemption Payment is not timely made, the Notice of Redemption shall be null and void, and any rights of the Company to thereafter redeem this Note shall be subject to the deposit of the Redemption Amount, in escrow, with an attorney designated by the Holder , within 2 business days of delivery of any Notice or Redemption .

                  D. In case of any reclassification of the Series B Preferred Stock and/or Common Stock, recapitalization, or like capital adjustment affecting the Series B Preferred Stock and/or Common Stock (each, an "Adjustment"), the Common Conversion Price and/or the Series B Conversion Price, as applicable, in effect at the time of the effective date for such Adjustment shall be proportionally adjusted so that the Holder of this Note converted after such date shall be entitled to receive the aggregate number and

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

kind of shares which, if this Note had been converted by such Holder immediately prior to such date, the Holder would have owned upon such conversion and been entitled to received upon such Adjustment (and for such purposes the Holder shall, to the extent relevant, be deemed to have converted this Note immediately prior to the record date or the effective date, as the case may, for the Adjustment).

                  E. Conversion of this Note pursuant to Section 5B hereof may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion. Interest accrued or accruing from the Issue Date to the date of conversion shall, at the option of the Company, be paid in cash or shares of Common Stock or Series B Preferred Stock, as applicable, upon conversion at the Common Conversion Price or Preferred Conversion Price, as applicable. No fractional shares of Series B Preferred Stock or Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (651) 687-0515; ATTN: Chief Financial Officer. Certificates representing Series B Preferred Stock or Common Stock, as applicable, upon conversion will be delivered within five (5) business days (the "Delivery Date") from the date the Notice of Conversion is delivered to the Company's transfer agent or the Company.

                  F. From and after the date hereof, the Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Series B Preferred Stock and Common Stock sufficient to yield the number of such shares issuable at conversion as may be required to satisfy the conversion rights based on the Conversion Prices as in effect from time to time, pursuant to the terms and conditions of the maximum principal mount of the Notes and accrued interest to maturity.

                  G. The Company understands that a delay in the issuance of the shares of Common Stock or Series B Preferred Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, the Company agrees to pay late payments to the Buyer for late issuance of shares of Common Stock or Series B Preferred Stock upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond seven (7) business days from Delivery Date:

                                        Late Payment For Each
                                       $10,000 Principal Amount
   No. of Business Days Late            Amount Being Converted

              1                                 $100
              2                                 $200
              3                                 $300
              4                                 $400
              5                                 $500
              6                                 $600
              7                                 $700
              8                                 $800
              9                                 $900
              10                                $1,000
              >10                               $1,000+$200 for each Business
              Day Late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Series B Preferred or Common Stock within five (5) business days after the Delivery Date, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

                  H. The Holder shall not have the right to convert any portion of this Note to the extent that the issuance to the Holder of Common Shares upon such conversion would result in the Holder being deemed the "beneficial owner" of 4.99% or more of the then outstanding Common Shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.(but without giving effect to the unconverted portion of this Note.

         6. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities. The exercise by Holder of or failure to so exercise any authority granted herein shall in no manner affect Company's liability to Holder, and provided, further, that Holder shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights hereunder.

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

         7. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

         8. The following shall constitute an "Event of Default":

                  a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) business days; or

                  b. Any of the representations or warranties made by the Company herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of the Agreement or this Note shall be false or misleading in any material respect at the time made; or

                  c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Agreement or this Note, and such failure shall continue uncured for a period of ten (10) business days after written notice from the Holder of such failure; or

                  d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company hereunder, and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

                  e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

                  f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

                  g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

                  h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five (5) business days prior to the date of any proposed sale thereunder; or

                  i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  j. The Company shall have its Common Stock suspended or delisted from an exchange or other trading market from trading for in excess of ten (10) trading days.

                  k. The Company fails to issue shares of Common Stock or Series B Preferred Stock, as applicable, to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer any certificate for shares of Common Stock or Series B Preferred Stock, as applicable, issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to transfer on any certificate or any shares of Common Stock Series B or Preferred Stock issued to the Holder upon conversion of this Note as and when required by this Note or the Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the

Holder's sole discretion, the Holder may consider this Note immediately due and payable within five (5) business days of written notice by Holder to the Company, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         9. Upon failure to make any payment of any installment of principal or interest when due hereunder, Company further promises to pay, automatically on all installments of principal and interest which are not timely paid when due, and until such payment default is cured and on the then outstanding principal balance, additional interest in addition to the rate set forth hereinabove, so that interest will then accrue at a rate equal to fifteen (15%) percent per annum.

         10. Any interest rate provided for hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Holder shall be applied to reduce the principal balance of this Note so that in no event shall Holder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

         11. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

         12. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Note.

         13. The Holder's books and records as to the amounts advanced hereunder and the date of such advances shall be conclusive evidence thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: November 1, 2003

                                             BIO-KEY INTERNATIONAL, INC.


                                             By: /s/ Gary Wendt
                                                 ----------------------------


                                                 Gary Wendt
                                                 ----------------------------
                                                 (Print Name)

                                                 CFO
                                                 ----------------------------
                                                 (Title)

                           [FORM OF CONVERSION NOTICE]


TO:
    ---------------------------------

    ---------------------------------

    ---------------------------------


         The undersigned hereby instructs the Company to convert the portion of the Note specified above into __ shares of Series B Preferred Stock/__ shares of Common Stock [complete, as applicable] issued at a Conversion Price in accordance with the provisions of the Note. The undersigned directs that the Series B Preferred Stock or Common Stock, as applicable, issuable and certificates therefor deliverable upon conversion, the Note recertificated in the principal amount, if any, not being surrendered for conversion hereby, together with any check in payment for fractional shares of Series B Preferred Stock or Common Stock, as applicable, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note.

         By delivering this conversion notice, the undersigned owner represents and warrants that it does not now, nor after giving effect to this conversion notice will it, beneficially own in excess of 4.99% of the outstanding shares of Common Stock of the Corporation within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.


Date ___________________________________________________________________




Signature ______________________________________________________________________
                                    [Name]

Address:
________________________________________________________________________________

________________________________________________________________________________


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